[Photograph of Office Buidings Omitted]

                                                            CRA
-----------------------------------------------------------------------
                                                          REALTY
-----------------------------------------------------------------------
                                                          SHARES
-----------------------------------------------------------------------
                                                         PORTFOLIO
-----------------------------------------------------------------------

                                                       ANNUAL REPORT
                                                      TO SHAREHOLDERS

                                                     OCTOBER 31, 1997

                                                        ADVISED BY:
                                                      CRA REAL ESTATE
                                                      SECURITIES, L.P.

                                                                          CRA
                                                                       ---------
                                                                         REALTY
                                                                       ---------
                                                                         SHARES
                                                                       ---------
                                                                       PORTFOLIO

MANAGER'S DISCUSSION OF FUND PERFORMANCE

To Our Shareholders:

We present our report for the CRA Realty Shares Portfolio for the period ended October 31, 1997, which includes the ten months since the inception of the fund on January 1, 1997.

PORTFOLIO REVIEW:
The table below compares the net return for the portfolio to the two major real estate securities indices and other stock and bond indices. The portfolio has outperformed both the major real estate securities indices over the last three months, six months, and since inception.

     ---------------------------------------------------------------------
                                               Trailing  Trailing
                                      October    3 mo.     6 mo.      YTD
     ---------------------------------------------------------------------
     CRA Realty Shares Portfolio      -2.87%     6.36%    19.00%    18.17%
     Wilshire R.E. Securities         -4.25      4.41     16.57     14.88
     NAREIT - Equity REITs            -2.70      5.54     17.44     15.02
     S&P 500 (Large Co. Stocks)       -3.34     -3.75     15.17     25.29
     Russell 2000 (Small Co. Stocks)  -4.39      4.96     27.30     21.05
     Lehman Govt./Corp. Bonds          1.60      2.04      7.41      8.04
     ---------------------------------------------------------------------

Once again, October lived up to its reputation as a very volatile month. After wild gyrations in the last week of the month, the Dow Jones Industrial average of large capitalization stocks had declined over 6% for the month. The S&P 500 Composite Index fared somewhat better finishing the month down only 3.3%. The Russell 2000 Index of small capitalization stocks declined 4.4% for the month. Only bonds turned in positive performance for the month as investors' flight to safety drove the yield on the 30-year U.S. Treasury bond to 6.14%.

In a "shot heard round the world," investors woke up to the possibility of significant volatility in the equity markets when the Hong Kong stock market declined 18% in the third week of the month prompting a series of sell-offs in other markets around the world. The U.S. equity market was not immune, as the S&P 500 Composite Index plunged 6.7% on Monday, October 27th. By contrast, the Morgan Stanley REIT Index (quoted on-line) declined 3.2% on October 27th. By the end of the week, the S&P 500 Composite Index had recovered 4% to finish off 2.7% for the week. REITs also recovered some of their lost ground to finish off 1.0% for the week.

Prompted by the wild and wooly last week of October, CRA examined daily price behavior of the S&P 500 Composite Index and Morgan Stanley REIT Index since July 1, 1996. Investors will remember that July of 1996 was also a volatile month -- large capitalization stocks finished off more than 4% and small capitalization stocks declined more than 9%. Somewhat surprisingly, CRA found that the S&P 500 Composite Index has had changes of over 1% on 84 of the 338 trading days in this 16-month period -- or approximately 25% of the time! 35 days had declines of more than 1% and 49 days had increases of more than 1%. On the 35 days that the S&P 500 declined more than 1%, the average decline was 1.73%. By contrast, on those same days the Morgan Stanley REIT Index declined on average only 0.44%, or 25% as much, demonstrating REITs' greater stability in periods of market decline.

OUTLOOK:
Despite the rebound in most of the world stock markets since the dramatic declines on October 27th, the risk of increasing volatility cannot be ignored. The implications for the U.S. economy and by extension, U.S. real estate companies is somewhat mixed. Most commentary focused on the fact that Southeast Asia accounts for "only 29%" of U.S. exports. The effect of dramatically reduced demand from Southeast Asia would reduce the U.S. economic growth rate only 0.2% to 0.5% which would still leave expected growth at a healthy 2% to 2.5% level. For the U.S. economy and the Federal Reserve Board there are two major competing forces: (1) tight domestic labor markets versus (2) ample or over-capacity in globally


CRA REAL ESTATE SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS
traded goods. We find ourselves persuaded that the Fed will not raise interest rates until there is a clearer indication that the tight labor market inflationary pressure is stronger than the global deflationary pressure of excess capacity.

This environment is positive for real estate equities. The real risk to continued positive real estate market fundamentals is not rising rates due to a stronger than expected economy, but the risk of deflationary-led economic contraction. While some bears are claiming the risk of deflation is real and at hand, we have not yet seen real and convincing evidence to change our continued positive outlook for real estate markets.

We believe that real estate securities still offer good value relative to other investments for a number of reasons listed below:

[square bullet] STRONG EARNINGS GROWTH EXCEEDING EXPECTATIONS. Earnings growth has been strong (nearly 12% vs. 2Q96) and has exceeded analysts' estimates. The result has been prevalent upward revisions in earnings estimates.

[square bullet] PRICES LOOK CHEAP RELATIVE TO OTHER STOCKS. Real estate company stock prices trade at an average price to estimated 1998 earnings (as measured by Funds Available for Distribution
                (FAD)) multiple of 12.2 versus the average stock in the S&P 500 Composite Index which trades at a multiple of nearly 20 times 1998 earnings. While FAD and earnings are not directly comparable, data over the last four years suggests "normal" REITFAD multiples are approximately 73% of S&P earnings multiples. Today the average Price to FAD multiple stands at only 65% of the S&P 500 earnings multiple.

[square bullet] MORE PREDICTABLE EARNINGS AND LESS VOLATILE RETURNS. An analysis of REIT earnings (Funds From Operations (FFO)) over the past 24 years by Lehman Brothers shows that they have exhibited about one half of the volatility of the earnings for companies in the S&P 500. Said another way, public real estate companies have delivered more predictable earnings. Coupled with a high dividend payment, predictable earnings translate to lower variability in total returns. This is supported by data which shows that REIT stock prices tend to move less than half as much as the market.

[square bullet] ATTRACTIVE DIVIDEND YIELD. The average REIT dividend yield is now 5.8%, which is equal to the yield on 10-year Treasury notes and nearly 3.5 times the 1.7% yield on the S&P 500. Considering that the average company pays out only 70% of its cash flow after capital expenditures, the dividend is not only attractive, but also secure.

All of this leads us to expect solid performance in the fourth quarter. The unanswered question remains whether real estate securities will make a strong surge as they did in the final quarter of 1996 or whether they will simply plug along in the face of a weak overall market. The answer may lie in the type of profit results reported by industrial companies over the next 45 days. If revenue growth proves weak, earnings expectations for companies in the S&P 500 could be revised down, leading to further weakness in the broad market and relative strength for real estate securities. If the profit outlook for these companies remains intact, then real estate securities prices could surge.


           COMPARISON OF CHANGE IN THE
          VALUE OF A $10,000 INVESTMENT
       IN THE CRA REALTY SHARES PORTFOLIO,
          VERSUS THE S&P 500 COMPOSITE
        INDEX, THE WILSHIRE REAL ESTATE
              SECURITIES INDEX, AND
             THE NAREIT EQUITY INDEX

          -----------------------------
           Annualized       Cumulative
          Inception to     Inception to
              Date             Date
          ------------     ------------
             22.19%           18.17%
          -----------------------------

[BAR GRAPH OMITTED -- PLOT POUNTS AS FOLLOWS]

CRA Realty Shares Portfolio               $11,817
S&P 500 Composite Index                   $12,529
Wilshire Real Estate Securities Index     $11,448
NAREIT Equity Index                       $11,502

Figures represent the period from December 31, 1996 through October 31, 1997.

1These figures represent past performance. Past performance is no guarantee of future results. The invest ment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.



CRA REAL ESTATE SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

PORTFOLIO REVIEW:
The best performing property sectors year-to-date (YTD) and over the last twelve months continue to be office, hotels, and industrial. The following table recaps the performance by property type as tracked by Wilshire (note that the diversified group consists predominantly of companies owning a mix of office and industrial properties) including performance in the volatile month of October.

                      WILSHIRE REAL ESTATE SECURITIES INDEX
                   PERFORMANCE BY PROPERTY TYPE AS OF 10/31/97
         ------------------------------------------------------------
                              Weight               Year to   Trailing
         Property Type       in Index    October    Date      12 Mos.
         ------------------------------------------------------------
         Office                19.3%     -6.3%      24.8%      52.0%
         Diversified           14.2      -3.6       18.1       38.1
         Hotels                15.8      -5.5       27.4       37.1
         Industrial             4.5       0.6       15.6       36.7
         Mfr. Homes             1.7      -1.8       11.9       32.6
         Shopping Centers      10.1      -0.5       14.3       32.6
         Apartments            18.5      -4.2       10.9       24.6
         Malls                  9.7      -5.3        3.6       24.3
         Storage                4.7      -6.1       -3.7       20.3
         Outlet Centers         1.4      -0.2        1.0        5.4
                              ------    ------     ------     ------
         Total                100.0%     -4.3%      14.9%      32.4%
         ------------------------------------------------------------

During October, hotel owning companies fared worst. The more defensive property sectors of health care, shopping center, manufactured home communities, and net-lease did the best. Outlet centers, the worst performing property sector year-to-date also held up well. Notwithstanding the setbacks suffered in October, CRA continues to favor office and hotel companies. We do admit, however, to greater concern for companies with weak balance sheets and heavy capital users (i.e., companies with significant acquisition and development pipelines) with heavier debt levels or small market capitalization and therefore, less capital market options. The good news is that most of our investees have recently come to market or have strong balance sheets that allow significant operating latitude in a prolonged weak stock market.

We expect good relative performance for an actively managed portfolio of real estate securities for the balance of the year and into 1998. We appreciate your continued faith and confidence.

Sincerely,
CRA REAL ESTATE SECURITIES, L.P.


/S/SIGNATURE                     /S/SIGNATURE


T. Ritson Ferguson               Kenneth D. Campbell
Co-Chief Investment Officer      Co-Chief Investment Officer





CRA REAL ESTATE SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

SCHEDULE OF INVESTMENTS

October 31, 1997


                                                          Market
                                                          Value
CRA REALTY SHARES PORTFOLIO                    Shares     (000)
--------------------------------------------------------------------------------
EQUITIES (87.9%)
APARTMENTS (18.8%)
   Apartment Investment & Management Co. ..    31,600   $  1,120
   Avalon Properties Inc. .................    31,300        919
   Bay Apartment Communities Inc. .........    29,000      1,135
   BRE Properties .........................    11,200        307
   Camden Property Trust ..................    26,300        789
   Equity Residential Properties Trust ....    21,400      1,081
   Essex Property Trust Inc. ..............     8,900        305
   Evans Withycombe Residential Inc. ......    10,800        273
   Security Capital Pacific Trust .........    26,900        602
                                                        --------
                                                           6,531
                                                        --------
DIVERSIFIED (4.2%)
   Trizec Hahn Corp. ......................    11,800        296
   Vornado Realty Trust ...................    25,900      1,156
                                                        --------
                                                           1,452
                                                        --------
HEALTHCARE FACILITIES (1.0%)
   Capital Senior Living Corp.* ...........    20,000        335
                                                        --------
HOTELS (12.1%)
   Bristol Hotel Co.* .....................    22,150        570
   Felcor Suite Hotels Inc. ...............    10,900        399
   Host Marriott Corp.* ...................    28,500        595
   Patriot American Hospitality Inc. ......    40,400      1,333
   Starwood Lodging Trust .................    21,750      1,301
                                                        --------
                                                           4,198
                                                        --------
INDUSTRIAL (1.8%)
   Catellus Development Corp.* ............    17,300        297
   Centerpoint Properties Corp. ...........     9,700        326
                                                        --------
                                                             623
                                                        --------
OFFICE (23.5%)
   Arden Realty Inc. ......................    14,300        436
   Beacon Properties Corp. ................    27,400      1,154
   Boston Properties Inc.* ................     5,800        186
   Cali Realty Corp. ......................    17,400        705
   CarrAmerica Realty Corp. ...............    34,800      1,037
   Crescent Operating Inc.* ...............     7,550        176
   Crescent Real Estate Equities Co. ......    32,200      1,159
   Equity Office Properties Trust .........     9,000        275
   Highwoods Properties Inc. ..............    36,800      1,270
   Kilroy Realty Corp. ....................    23,700        628
   Koger Equity Inc. ......................    28,600        618
   SL Green Realty Corp.* .................    15,100        378
   Wellsford Real Properties Inc.* ........    10,800        164
                                                        --------
                                                           8,186
                                                        --------

                                               Shares/   Market
                                             Face Amount  Value
                                                (000)     (000)
--------------------------------------------------------------------------------
OFFICE/INDUSTRIAL (7.1%)
   Duke Realty Investments Inc. ...........    46,600   $  1,049
   Prentiss Properties Trust ..............    27,700        788
   Spieker Properties Inc. ................    16,600        649
                                                        --------
                                                           2,486
                                                        --------
RETAIL - MALLS (8.3%)
   General Growth Properties Inc. .........    27,500        949
   Rouse Company ..........................    26,400        733
   Simon DeBartolo Group Inc. .............    38,928      1,204
                                                        --------
                                                           2,886
                                                        --------
RETAIL - OUTLET CENTERS (2.8%)
   Chelsea GCA Realty Inc. ................    15,700        642
   Tanger Outlet Center ...................    11,000        314
                                                        --------
                                                             956
                                                        --------
RETAIL - SHOPPING CENTERS (6.2%)
   Bradley Real Estate Inc. ...............    23,277        457
   Developers Diversified Realty Corp. ....    23,100        912
   JDN Realty Corp. .......................    23,600        805
                                                        --------
                                                           2,174
                                                        --------
SELF STORAGE (2.1%)
   Public Storage Inc. ....................    27,100        745
                                                        --------
TOTAL EQUITIES
   (Cost $27,208) .........................               30,572
                                                        --------


REPURCHASE AGREEMENT (2.6%)
   Lehman Brothers
     5.26%, dated 10/31/97, matures 11/03/97,
     repurchase price $910,636 (collateralized
     by U.S. Treasury Note, par value
     $927,106, 3.625%, matures 07/15/02:
     market value $939,001) ...............      $910        910
                                                        --------
TOTAL REPURCHASE AGREEMENT
   (Cost $910) ............................                  910
                                                        --------
TOTAL INVESTMENTS (90.5%)
   (Cost $28,118) .........................              $31,482
                                                        ========

*Non-income producing security.


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1997


CRA REALTY SHARES PORTFOLIO                                                                                                  (000)
------------------------------------------------------------------------------------------------------------------------------------
Assets:
   Investments at Market Value (Cost $28,118).........................................................................    $31,482
   Receivable For Portfolio Shares Sold ..............................................................................      3,740
   Receivable For Investment Securities Sold .........................................................................         65
   Accrued Income.....................................................................................................         34
   Other Assets.......................................................................................................         27
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets.....................................................................................................     35,348
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payable For Investment Securities Purchased........................................................................        518
   Accrued Expenses ..................................................................................................         33
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities................................................................................................        551
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Portfolio Shares -- Institutional Class (unlimited authorization -- no par value)
      based on 3,029,101 outstanding shares of beneficial interest....................................................     29,867
   Accumulated net realized gain on investments.......................................................................      1,566
   Net unrealized appreciation on investments ........................................................................      3,364
------------------------------------------------------------------------------------------------------------------------------------
     Total Net Assets.................................................................................................    $34,797
------------------------------------------------------------------------------------------------------------------------------------
     Net Asset Value, Offering and Redemption Price Per Share.........................................................     $11.49
====================================================================================================================================


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS



                                                                                                                         1/1/97
                                                                                                                       TO 10/31/97
CRA REALTY SHARES PORTFOLIO (1)                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend Income.................................................................................................    $   641
   Interest Income ................................................................................................         33
------------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income.......................................................................................        674
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .......................................................................................        121
   Investment Advisory Fee Waiver .................................................................................        (85)
   Administrative Fees ............................................................................................         63
   Administrative Fee Waiver.......................................................................................        (25)
   Custodian Fees .................................................................................................          4
   Professional Fees ..............................................................................................         31
   Transfer Agent Fees ............................................................................................         17
   Printing Fees ..................................................................................................         10
   Trustee Fees ...................................................................................................          6
   Registration and Filing Fees ...................................................................................         24
   Amortization of Deferred Organizational Costs ..................................................................          5
   Other Fees......................................................................................................          1
------------------------------------------------------------------------------------------------------------------------------------
     Total Expenses ...............................................................................................        172
------------------------------------------------------------------------------------------------------------------------------------
       Net Investment Income ......................................................................................        502
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold .........................................................................      1,697
   Net Unrealized Appreciation of Investment Securities ...........................................................      1,512
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ..............................................................      3,209
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations............................................................     $3,711
====================================================================================================================================

(1) The CRA Realty Shares Portfolio commenced operations on January 1, 1997.


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                                         1/1/97
                                                                                                                       TO 10/31/97
CRA REALTY SHARES PORTFOLIO (1)                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income............................................................................................   $   502
   Net Realized Gain on Securities Sold ............................................................................     1,697
   Net Change in Unrealized Appreciation of Investment Securities ..................................................     1,512
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations...........................................................     3,711
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ...........................................................................................      (633)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions ...........................................................................................      (633)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued ...................................................................................................    24,407
   Shares Issued in Connection with Purchase In-Kind (2)............................................................     7,497
   Shares Issued in Lieu of Cash Distributions .....................................................................       407
   Shares Redeemed .................................................................................................      (592)
------------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital Share Transactions...................................................    31,719
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ..................................................................................    34,797
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .............................................................................................        --
------------------------------------------------------------------------------------------------------------------------------------
   End of Period ...................................................................................................   $34,797
====================================================================================================================================
    Shares Issued and Redeemed:
    Shares Issued ..................................................................................................     2,297
    Shares Issued in Connection with Purchase In-Kind...............................................................       749
    Shares Issued in Lieu of Cash Distributions ....................................................................        37
    Shares Redeemed ................................................................................................       (54)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Share Transactions ............................................................................     3,029
====================================================================================================================================

(1) The CRARealty Shares Portfolio commenced operations on January 1, 1997.
(2) During 1997, the Fund received securities in-kind with market value of $7,497,000, including unrealized appreciation approximating $1,852,000.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For the period ended October 31, 1997

For a Share Outstanding Throughout the Period





          Net                                                         Net                       Net
         Asset                  Realized and      Distributions      Asset                     Assets         Ratio
         Value        Net        Unrealized          from Net        Value                      End        of Expenses
       Beginning  Investment      Gain on           Investment        End          Total     of Period      to Average
       of Period    Income       Securities           Income      of Period      Return (1)    (000)        Net Assets
       ---------  ----------    ------------      -------------   ---------      ----------  ---------     -----------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
1997(3) $10.00       0.26           1.53              (0.30)        $11.49         18.17%     $34,797         1.00%*



                                                  Ratio
                                                  of Net
               Ratio            Ratio           Investment
               of Net        of Expenses          Income
             Investment      to Average         to Average
               Income         Net Assets       Net Assets      Portfolio      Average
             to Average      (Excluding        (Excluding      Turnover     Commission
             Net Assets         Waivers)         Waivers)        Rate        Rate (2)
            -----------      -----------       -----------     ---------    ----------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
1997(3)        2.91%*           1.63%*             2.28%*        102.74%      $0.0588

 *  Annualized
(1) Total return is for the period indicated and has not been annualized.
(2) Average commission rate paid per share for security purchases and sales during the period.
(3) The CRA Realty Shares Portfolio commenced operations on January 1, 1997.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                        CRA REALTY SHARES PORTFOLIO

October 31, 1997



1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with nine portfolios, three of which have not commenced operations as of October 31, 1997. The financial statements herein are those of the CRA Realty Shares Portfolio (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

   FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

   Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. The Fund's Administrator estimates the return of capital based upon historical returns of capital paid by each REIT in prior periods. These estimates are then reconciled to the actual returns of capital reported by the REITs shortly after calendar yearend, and an adjustment, if any is required, is then recorded by the Fund.

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

The Fund incurred organization costs of approximately $32,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $13,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

NOTES TO FINANCIAL STATEMENTS (concluded)            CRA REALTY SHARES PORTFOLIO

October 31, 1997



4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the first $100 million of the Portfolio's average daily net assets; 0.125% of the next $100 million of the Portfolio's average daily net assets; 0.10% of the next $100 million of the Portfolio's average daily net assets; and 0.08% of the Portfolio's average daily net assets over $300 million.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and CRA Real Estate Securities, L.P. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .70% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee and reimburse Fund expenses as applicable in order to limit the Fund's total operating expenses to a maximum of 1.00% of the average daily net assets for Institutional shares. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended October 31, 1997 are as follows:

                                                       (000)
                                                     ---------
      Purchases ................................      $40,284
      Sales ....................................      $20,418


At October 31, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1997, is as follows:

                                                       (000)
                                                     ---------
Aggregate gross unrealized
  appreciation .................................      $3,685
Aggregate gross unrealized
  depreciation .................................        (321)
                                                      ------
Net unrealized appreciation ....................      $3,364
                                                      ======

7. SHAREHOLDER VOTE:

On December 31, 1996 the sole shareholder of the CRA Realty Shares Portfolio approved the following appointments: SEIFund Resources to serve as Administrator of the Portfolio, CRA Real Estate Securities, L.P. to serve as investment adviser to the assets of the Portfolio, SEIInvestments Distribution Co. to serve as Distributor of the shares of the Portfolio, and Arthur Andersen LLP to serve as the Independent Public Accountants of the Portfolio.

REPORT OF INDEPENDENT AUDITORS




To the Shareholders and Trustees of
CRA Realty Shares Portfolio of
The Advisors' Inner Circle Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CRA Realty Shares Portfolio (the "Portfolio"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CRA Realty Shares Portfolio of The Advisors' Inner Circle Fund as of October 31, 1997, the results of its operations, changes in its net assets, and financial highlights for the period presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Philadelphia, PA
December 12, 1997

                                      NOTES

                                      NOTES

                                      FUND:
                           CRA REALTY SHARES PORTFOLIO
                                 P.O. Box 419009
                           Kansas City, MO 64141-6009


                                    ADVISER:
                        CRA REAL ESTATE SECURITIES, L.P.
                       Suite 205, 259 Radnor-Chester Road
                                Radnor, PA 19087


                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                  Oaks, PA 19456


                                 ADMINISTRATOR:
                               SEI FUND RESOURCES
                                  Oaks, PA 19456


                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036


                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103





    This information must be preceded or accompanied by a current prospectus for the Fund described.




CRA-F-004-01